=================================================================


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                      ____________________


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):

                        February 7, 1996
                      ____________________


                 CASCADE NATURAL GAS CORPORATION
     (Exact name of registrant as specified in its charter)

                           Washington
         (State or other jurisdiction of incorporation)

                             1-7196
                      (Commission File No.)

                           91-0599090
                (IRS Employer Identification No.)

                           Washington
         (State or other jurisdiction of incorporation)

                             1-7196
                      (Commission File No.)

                           91-0599090
              (IRS Employer Identification Number)

    222 Fairview Avenue North
    Seattle, Washington                              98109
(Address of principal executive office             (Zip Code)

       Registrant's telephone number, including area code:

                         (206) 624-3900

=================================================================

Item 8.  Change in Fiscal Year.

         On February 7, 1996, the board of directors of the registrant determined to change the registrant's fiscal year to a fiscal year ending September 30. The registrant will file a transition report on Form 10-K covering the period commencing on January 1, 1996, and ending on September 30, 1996.


                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CASCADE NATURAL GAS CORPORATION
                             (Registrant)


                             By    /s/ J. D. WESSLING

                                  J. D. Wessling
                                  Vice President - Finance and
                                  Chief Financial Officer

Dated:  February 7, 1996